                                                                   EXHIBIT 10.13


                             U.S. LONG DISTANCE,
                                     INC.


                                  Presents:



===============================================================================

                         CARRIER TERMINATION SERVICES
                                   AGREEMENT

===============================================================================

                                     For


                              American Telesource

                             International, Inc.

                                   (9/15/94)

                         TELECOMMUNICATIONS AGREEMEENT

     Tbs Agreement is entered into this 22 day of  September, 1994, by and
                                       ----        ----------
between U.S. LONG DISTANCE, INC., a Texas corporation with its principal office at 9311 San Pedro, Suite 300, San Antonio, Texas 78216 ("USLD"), and AMERICAN TELESOURCE INTERNANONAL, INC.(ATI), a Texas corporation with its principal office at 12500 Network Blvd., Suite 407, San Antonio, TX 78249 ("Customer").

                                  WITNESSETH:

     WHEREAS, USLD is in the business of providing telecommunications services; and

     WHEREAS, Customer desires to purchase telecommunications services from
USLD:

     NOW, THEREFORE, in consideration of the mutual promises and convenants contained herein, and for other good and valuable consideration, the parties do hereby contract and agree as follows:

     1. USLD agrees to furnish to Customer, and Customer agrees to purchase from USLD, the telecommunication services as set forth in Exhibit A attached hereto and made a part of this Agreement as if set forth verbatim herein.

     2.   This Agreement shall commence on the  22 day of September, 1994 (the
                                               ----       ---------
"Commencement Date") and continue for a period of one (1) year. This Agreement shall be extended, on the same terms and conditions, for an additional period of one (1) year unless either party notifies the other party in writing not less than sixty (60) days prior to the termination date of its desire to terminate this Agreement.

     3. During the term of this Agreement, USLD shall charge for the telecommunication services, and Customer shall pay for such telecommunication services, that amount as determined by using the rates set out in Exhibit A.

     4. USLD shall give Customer at least forty-five (45) days notification in the event any service rate in Exhibit A is modified.

     5. Customer hereby acknowledges that USLD's charges for the provision of its telecommunication services will be billed on a monthly basis and that payment for such services is due and payable fifteen (15) days from the invoice date. Late payments will be assessed a late charge of 1.5% per month. Payments not received within thirty (30) days of the date of billing will result in the right of USLD to cancel and terminate the services provided herein.

     6. In the event Customer contracts for billing and collection services with Zero Plus Dialing, Inc., an affiliate of USLD, USLD shall have the right, in addition to the use of the security deposit to offset any payments for services rendered pursuant to this Agreement which are late by thirty (30) days or more against customers collected funds held by Zero Plus Dialing, Inc.

     7. Should Customer dispute any of the monthly charges on its monthly invoice, it shall notify USLD of the disputed charges not later than ten (10) days from the date of invoice. Said dispute shall set forth in writing all details concerning the disputed charges. In the event of a dispute, Customer shall pay the entire invoice in accordance with the payment terms set forth herein. After resolution of the disputed portion of the invoice, the adjustment if any, shall be immediately credited to Customers account.

     8. Should Customer claim any exemption of any sales, use or other tax, then Customer shall provide such exemption information to USLD. USLD will be allowed to maintain a copy of such information in its offices in San Antonio, Texas. It will be the responsibility of Customer to make sure that its proof of exempt status remains current.

     9. No term or provision of this Agreement shall be deemed waived, and no breach shall be deemed excused, unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. No consent by any party to, or waiver of, a breach or default by the other, whether expressed or implied, shall constitute a consent to, waiver of or excuse for any different or subsequent breach or default.

     10. Neither USLD nor Customer shall be liable to the other for any consequential, indirect special or incidental damages whatsoever, including, without liniitation, any loss of revenue, goodwill, or profits or claims by third parties or otherwise in connection with or related to any of the services provided pursuant to this Agreement.

     11. USLD warrants that the equipment used in providing the services to Customer pursuant to this Agreement is suitable for the uses intended, and Customer warrants and represents that it is fully authorized to contract for the services under this Agreement.

     USLD MAKES NO OTHER WARRANTIES, EITHER EXPRESSED OR IMPLIED.

     12a. This Agreement authorizes USLD to start provisioning of telecommunications services, as set forth herein, to Customer on the Commencement Date. TI-ds Agreement also authorizes USLD to act as Customer's agent in placing orders with other carriers in order to provide telecommunications services, if requested.

     12b. Customer hereby represents and warrants that it is certified to do business in all jurisdictions in which it conducts business and is in good standing in all such jurisdictions. Customer further represents and warrants that it is certified by the proper regulatory agencies to provide interstate, intrastate and international long distance services to End-Users in those jurisdictions where such services are to be provided by Customer.

     12c. Customer shall be responsible for obtaining signed letter of agency (LOAs") from prospective End-Users in the format set forth in Exhibit A attached hereto and made part hereof. Customer shall retain the signed LOAs and promptly make originals available upon request of USLD, a LEC or any regulatory agency. Customer shall be responsible for LEC Primary Interexchange Carrier change charges ("PIC Charges") that may be imposed on USLD as a result of End-Users moving onto or off of the USLD network or as a result of Customer's inability or @ to provide original End-User LOAs when requested. Any such PIC Charges shall be billed to Customer periodically on a Customer Invoice.

     12d. Customer shall be responsible for and pay all expenses in connection with its business and its performance of this Agreement. Customer shall use its best efforts to solicit and market the Services to a prospective End-User in accordance with the terms of this Agreement and applicable law. Customer shall at all times conduct its efforts in a commercially reasonable and ethical mmmer. To the extent Customer makes any statements or representations to third parties (including End-Users) with regard to USLD, the Services, or the terms of this Agreement, such statements or representations shall be true, accurate and not misleading and shall conform to and be consistent with the terms herein.

     13. If the performance of the respective obligations of USLD or Customer shall be prevented or interfered with by reason of any fire, flood, epidemic, earthquake or any other act of God, explosion, strike or other disputes, riot or civil disturbance, war (whether declared or undeclared) or armed conflict, any municipal ordinance or state or federal law, govenunental order or regulation or order of any court of competent jurisdiction, or other similar forces not within the control of USLD or Customer, as the case may be, then Customer and/or USLD, as the case may be, shall not be liable to the other for its failure to perform such obligations hereunder.

     14. If any term or provision of this Agreement shall be found to be illegal or unenforceable, then, notwithstanding such illegality or unenforceability, this Agreement shall remain in full force and effect and such term or provision shall be deemed to be deleted. In addition, this Agreement shall be terminated upon the determination of a governmental entity having jurisdiction over the services provided under this Agreement.

     15. Except as otherwise provided herein, the remedies provided for in this Agreement are in addition to any other remedies available at law or in equity, by statute or otherwise.

     16. Should it be necessary for either party to this Agreement to retain the services of an attorney to enforce its rights under this AgreemenL and should any suite be necessary to enforce said rights, then the prevailing party shall be entitled to receive reasonable attomey's fees from the other party.

     17. This Agreement shall be governed by the laws of the State of Texas, with venue at San Antonio, Texas.

     18. This Agreement shall be binding upon and inure to the benefit of USLD and Customer and theirrespective successors and assigns. USLD retains the right to assign all or part of this Agreement. This Agreement may not be assigned by Customer without the prior written consent of USLD. USLD reserves the right to obtain necessary credit information or require additional security deposits from successors and assigns.

     19. This Agreement, including the exhibits hereto and the documents and instnunents referred to therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undemungs, other than those expressly set forth or referred to herein. This Agreement and any documents and instruments contemplated hereby, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     20. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the ainendmenl modification or supplement is sought.

     21. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original. It shall not be necessary in making proof of this Agreement to produce or account for more than one (1) of such counterparts.

U.S. LONG DISTANCE, INC.            AMERICAN TELESOURCE INTERNATIONAL
9311 SAN PEDRO, STE. #300           12500 NETWORK BLVD., SUITE 407
SAN ANTONIO, TX 78216               SAN ANTONIO, TX 78249

BY:[SIGNATURE ILLEGIBLE]            BY: /s/ Everett Waller
   ----------------------------         ----------------------------------------

NAME: [SIGNATURE ILLEGIBLE]         NAME: /s/ EVERETT WALLER
      -------------------------           --------------------------------------
TITLE:   V.P. Sales                 TITLE:  V.P. OPERATIONS
       ------------------------            -------------------------------------

DATE: [DATE ILLEGIBLE]              DATE: 9/22/94
      -------------------------           --------------------------------------

U.S. BILLING, INC
9311 SAN PEDRO, STE. #300           (If Applicable)
SAN ANTONIO, TX

BY: [SIGNATURE ILLEGIBLE]           NAME:
    ----------------------------          ______________________________________

TITLE: [SIGNATURE ILLEGIBLE]        DATE:
       -------------------------          ______________________________________

[LOGO OF U.S. LONG DISTANCE
 APPEARS HERE]                    SWITCHLESS

                        Outbound I+ & Inbound 800 Rates
================================================================================
================================================================================

ON-NET STATES                          Rate Code 01                                             RATE CODE 02
- -------------                          ------------                                             ------------
                                       OUTBOUND 1+                                              800 INBOUND
ARIZONA                      Interstate             $.1050                            Interstate             $.1100
                             Intrastate             $.1075                            Intrastate             $.1350

CALIFORNIA                   Interstate             $.1050                            Interstate             $.1100
                             Intrastate             $.0825                            Intrastate             $.1075

COLORADO                     Interstate             $.1050                            Interstate             $.1100
                             Intrastate             $.1075                            Intrastate             $.1350

IDAHO                        Interstate             $.1050                            Interstate             $.1100
                             Intrastate             $.1500                            Intrastate             $.1425

LOUISIANA                    Interstate             $.1050                            Interstate             $.1100
                             Intrastate             $.1100                            Intrastate             $.1425

NEW MEXICO                   Interstate             $.1050                            Interstate             $.1100
                             Intrastate             $.1000                            Intrastate             $.1425

OKLAHOMA                     Interstate             $.1050                            Interstate             $.1100
                             Intrastate             $.1000                            Intrastate             $.1425

OREGON                       Interstate             $.1050                            Interstate             $.1100
                             Intrastate             $.0950                            Intrastate             $.1325

TEXAS                        Interstate             $.1050                            Interstate             $.1100
                             Intrastate             $.1300                            Intrastate             $.1425

WASHINGTON                   Interstate             $.1050                            Interstate             $.1100
                             Intrastate             $.1050                            Intrastate             $.1425
                             =======================================================================================================

                                        Rate Code 03                                              Rate Code 04
                                        ------------                                              ------------
OFF-NET STATES               Interstate             $.1350                            Interstate             $.1850
                             Intrastate             $.1350                            Intrastate             $.1850

====================================================================================================================================
MONTHLY VOLUME DISCOUNT:
====================================================================================================================================

MONTHLY VOLUME                DISCOUNT                                                MONTHLY VOLUME              DISCOUNT
- --------------                --------                                                --------------              --------
$0 - $24,999                        0%                                                $250,000 - $999,999               4%
$25,000 - $74,999                   1%                                                $1,000,000 +                      5%
$75,000 - $249,999                  3%

================================================================================
RECURRING FEES:
================================================================================
                             MONTHLY FEES
                             ------------
$1,000 per account           Waived if monthly usage exceeds $5,000
Set-up                            $500

================================================================================
BILLING INCREMENTS:
================================================================================
Rated on a per call basis
Six second minimum per call with three second increments
Billing:   Rates include monthly mag tape, floppy disk or file transfer. All other variations and/or requests priced ICB.
- --------------------------------------------------------------------------------
All rates and fees subject to change without notice. Rates effective as of October 1, 1994.

================================================================================

                               CORPORATE OFFICES
              9311 San Pedro, Suite 300, San Antonio, Texas 78216
                       (210) 525-9009 Fax (210) 525-0389

                                   Exhibit A

                          SERVICES & ATI REQUIREMENTS

ATI REQUIREMENTS:

     .    ATI provides its own dedicated DS-1 or DS-3 access into the USLD POP at the Capital Building in downtown San Antonio

     .    USLD provides domestic and international services termination
     .    ATI provides its own customer service and billing

SERVICES:

1.   Usage Charges:

     USLD Base Carrier Termination Rates (See Attached)

     ATI is granted the 1,000,000 minute price for Dedicated Carrier Interstate and 800 services for the first 90 days. After which time their actual usage will dictate the price.

2.   Minimum Monthly Usage Charge.

     Month 1:      $10,000
     Month 2:      $25,000
     Month 3-12    $50,000

3.   Early Termination:

     Minimum Usage Charge multiplied by the number of months remaining on the contract.

4.   Contract Term:

     1 year

5.   Security Deposit.

     Waived. Must pass USLD credit approval process and have a tri-party agreement with ZPDI and USLD.



US Long Distance,                          ATI

BY: [SIGNATURE ILLEGIBLE]                  BY: [SIGNATURE ILLEGIBLE]
    -------------------------                  --------------------------------

                         INTERSTATE TERMINATION RATES
                 (DALLAS/HOUSTON/SEATTLE/LOS ANGELES GATEWAYS)

MONTHLY
MINUTES OF USAGE           ON-NET(*)         METROPOLITAN ON-NET       OFF-NET
- ----------------           ---------         -------------------       -------

  150,000 - 999,999        $0.0550                 $0.0600             $0.0640
1,000,000 - Over           See LATA Pricing        $0.0575             $0.0620

(*) Note: On-Net except for the following LATAs:Hearne (570) 0.0675-$O.0650, San Angelo (961) $0.0675-$0.0650, Longview (554) $0.0595-$O.0570, Coeur D'Alene
(960) $0.0675-$O.0650
 .    Interstate rates applicable to continental U.S.

 .    On-Net includes Arizona, Colorado, Idaho, Lousiania, New Mexico, Oklahoma,
     Oregon, Texas, Washington, (730) Los Angeles, (722) San Francisco.

 .    Metropolitan On-Net LATA's include:
     132 New York         520 St. Louis           340 Detroit
     358 Chicago          524 Kansas City         460 Miami
     438 Atlanta          732 San Diego           952 Tampa

 .    Alaska, Hawaii, Puerto Rico, U.S. Virgin Islands: $0.1550

 .    Directory Assistance Charges: $0.50 per call

 .    Access:       DS-1 or DS-3

 .    Meet Points:  San Antonio, TX - Capital Bank Building

 .    Billing Increments: Six second minimum per call with six second rounding.

 .    Monthly Fees: Minimum usage as identified in contract.

 .    Billing:      Mag tape, floppy diskette or LATA termination report.

 .    Installation: $400 per DS-1
US Long Distance, Inc.                   ATI

BY:[SIGNATURE ILLEGIBLE]             BY: [SIGNATURE ILLEGIBLE]
   ---------------------                 --------------------------------------

                        MEXICO/CANADA TERMINATION RATES
                               (SWITCHED ACCESS)

MEXICO

                                Rate Per Minute
                                     (PEAK)
Mileage    Band 1  Band 2  Band 3  Band 4  Band 5  Band 6  Band 7  Band 8
- -------    ------  ------  ------  ------  ------  ------  ------  ------
  0- 10     $0.22   $0.26   $0.42   $0.49   $0.66   $0.84   $1.10   $1.16
 11- 22     $0.24   $0.29   $0.44   $0.51   $0.68   $0.86   $1.12   $1.18
 23- 55     $0.27   $0.31   $0.47   $0.53   $0.71   $0.88   $1.14   $1.21
 56-124     $0.29   $0.34   $0.50   $0.56   $0.74   $0.91   $1.17   $1.23
125-292     $0.31   $0.36   $0.52   $0.58   $0.76   $0.93   $1.19   $1.25
293-430     $0.33   $0.38   $0.54   $0.60   $0.78   $0.95   $1.21   $1.28
431-925     $0.36   $0.41   $0.56   $0.63   $0.80   $0.98   $1.24   $1.30
925+        $0.38   $0.43   $0.58   $0.65   $0.82   $1.00   $1.26   $1.32
                                   (OFF-PEAK)
  0- 10     $0.16  $0.19  $0.30  $0.35  $0.47  $0.59  $0.79  $0.84
 11- 22     $0.18  $0.21  $0.32  $0.37  $0.49  $0.61  $0.81  $0.86
 23- 55     $0.19  $0.23  $0.34  $0.39  $0.51  $0.63  $0.83  $0.88
 56-124     $0.21  $0.25  $0.36  $0.41  $0.52  $0.65  $0.85  $0.89
125-292     $0.23  $0.27  $0.38  $0.43  $0.54  $0.67  $0.87  $0.91
293-430     $0.25  $0.29  $0.40  $0.45  $0.56  $0.69  $0.89  $0.93
431-925     $0.27  $0.31  $0.42  $0.47  $0.58  $0.71  $0.91  $0.95
925+        $0.29  $0.33  $0.44  $0.49  $0.60  $0.73  $0.92  $0.97

0    AccesS:      FG-D
0 Billing Increments: One minute minimum per call with six second rounding.

CANADA

BASE RATE:     $0.2500 Per Minute
VOLUME DISCOUNTS:
          Monthly Usage                 % Discount
          -------------                 ----------
               $0 - $17,000                     0%
          $17,001 - $51,000                    15%
          $51,001 - Over                       30%
0    Access:   FG-D
0    Billing Increments: One minute minimum per call with six second rounding.

US Long Distance                             ATI
BY: [SIGNATURE ILLEGIBLE]                    BY: [SIGNATURE ILLEGIBLE]
    -------------------------                ----------------------------------

                             800 ORIGINATION RATES
                 (DALLAS/HOUSTON/SEATTLEALOS ANGELES GATEWAYS)

                         ON-NET (ONLY)         OFF-NET
MONTHLY                  800 DAL RATE        800 DAL RATE
MINUTES OF USAGE          PER MINUTE          PER MINUTE
- ----------------         -------------       ------------

  150,000 -   999,999       $0.0650             $0.0840
1,000,000 - 1,499,999       $0.0640             $0.0820
1,500,000 - 2,500,000       $0.0630             $0.0810
2,500,001 - Over            $0.0620             $0.0795


0    Rates applicable to continental U.S.

0 On-Net includes Arizona, California, Colorado, Idaho, Lousiania, New Mexico, Oklahoma, Oregon, Texas, Washington, Mississippi

0    Access:       DS-1 or DS-3

0    Meet Points:  San Antonio, TX - Capital Bank Building

0    Billing Increments: Six second minimum per call with six second rounding.

0    Monthly Fees: Minimum usage as identified in contract.

0    Billing:      Mag tape, floppy diskette or LATA termination report.

0    Installation: $400 per DS-1




US Long Distance, Inc.            ATI

BY: [SIGNATURE ILLEGIBLE]     BY: [SIGNATURE ILLEGIBLE]
    ---------------------         ----------------------------------------------

                        MEXICO/CANADA TERMINATION RATES
                              (DEDICATED CARRIER)
MEXICO

                            Rate Per Minute
                      Peak                    Off-Peak
                      ----                    --------

     Band 1          0.2280                  $0.1680
     Band 2          0.2760                  $0.2040
     Band 3          0.4440                  $0.3120
     Band 4          0.5040                  $0.3600
     Band 5          0.6960                  $0.4800
     Band 6          0.8880                  $0.6120
     Band 7          1.1640                  $0.8040
     Band 8          1.2240                  $0.8520

0    Access:         DS-I or DS-3

0    Meet Points: Available USLD POP

0    Billing Increments: 30 second minimum per call with six second rounding.

CANADA

BASE RATE:           $0.1200 Per Minute for Vancouver LATA
                     $0.1400 Per Minute for the rest of Canada

0    Access:         DS-I or DS-3

0    Meet Points:    Available USLD POP

0    Billing Increments: 30 second minimum per call with six second rounding.




US Long Distance, Inc.                      ATI


BY: [SIGNATURE ILLEGIBLE]               BY: [SIGNATURE ILLEGIBLE]
    -------------------------               ------------------------------------

                               U.S. LONG DISTANCE

                      Dedicated Carrier International Rates

- ------------------------------------------------------------------------

Country            Rate        Country        Rate     Country    Rate
- ------------------------------------------------------------------------
Afghanistan        $3.49  Cayman Islands     $ 0.78  Ghana        $0.98
Albania            $1.54  Central Afr. Rep.  $13.35  Gibralter    $1.41
Algeria            $1.10  Chad               $ 3.15  Greece       $0.87
American Sainoa    $1.66  Chile              $ 0.70  Greenland    $0.93
Andorra            $0.36  China              $ 1.45  Grenada      $0.90
Angola             $1.76  Christmas & Cocos  $ 2.65  Guadeloupe   $1.19
Anguilla           $0.97  Columbia           $ 0.65  Gumn         $0.51
Antigua            $0.83  Comorros           $ 3.05  Guano Bay    si.ii
Antarctica         $2.84  Congo              $ 1.53  Guatenmla    $0.68
Barbuda            $0.83  Cook Island        $ 3.68  Guinea       $2.47
Argentina          $0.68  Costa Rica         $ 0.72  Guinea Bissau$2.17
Aruba              $0.95  Cyprus             $ 1.14  Guyana       $1.37
Ascension          $1.35  Czechoslovakia     $ 0.83  Haiti        $0.83
Austria            $0.33  Denmark            $ 0.59  Honduras     $0.74
Australia          $0.55  Diego Garcia       $ 2.81  Hong Kong    $0.35
Bahamas            $0.37  Djibouti           $ 1.88  Hungary      $0.81
Bahrain            $1.04  Dominica           $ 1.14  Iceland      $0.85
Bangladesh         $1.78  Dominican Rep      $ 0.58  India        $0.96
Barbados           $0.80  Equador            $ 0.80  Indonesia    $1.18
Belgium            $0.56  Egypt              $ 0.84  Iran         $1.81
Belize             $1.07  El Salvador        $ 0.19  Iraq         $1.50
Benin              $1.54  Equatorial Guinea  $ 2.87  Ireland      $0.60
BerTnuda           $0.49  Estonia            $ 1.35  Israel       $0.76
Bhutan             $3.60  Ethiopia           $ 1.72  Italy        $0.64
Bolivia            $0.91  Faeroe Islands     $ 1.42  Ivory Coast  $1.56
Botswana           $1.38  Falkland Islands   $ 2.80  Jamica       $0.82
Brazil             $0.68  Fiji               $ 1.85  Japan        $0.39
British Vi         $0.69  Finland            $ 0.56  Jordan       $0.90
Brunei             $2.01  France             $ 0.33  Kenya        $1.11
Bulgaria           $1.00  French Ant         $ 1.08  Kiribati     $1.81
Burkina Faso       $1.93  French Guiana      $ 1.25  Korea        $0.68
Burundi            $3.35  French Poiy        $ 2.58  Kuwait       $0.96
Cainbodia          $1.99  Gabon              $ 1.44  Laos         $3.30
Cameroon           $1.85  Gainbia            $ 1.22  Latvia       $1.35
Cape Verde         $1.70  Germany            $ 0.39  Lebanon      $0.96
- ------------------------------------------------------------------------


Access:    DS-1 or DS-3

Billing Incr 30 second minimum per call and 6 second rounding thereafter

                               U.S. LONG DISTANCE

                      Dedicated Carrier International Rates

- ----------------------------------------------------------------------
Country           Rate      Country     Rate      Country      Rate
- ----------------------------------------------------------------------
Lesotho           $1.43  Palm Island    $ .60  Turkey          $1.01
Liberia           $0.68  Panama         $0.65  Turks/Caico     $0.88
Libya             $1.39  Papua New G    $1.78  Tuvalu          $3.35
Liechtenstein     $0.40  Paraguay       $1.30  Uganda          $1.44
Lithuania         $1.35  Peru           $0.74  Union Wand      $1.03
Luxembourg        $0.57  Phillipines    $0.98  United Arab     $0.77
Macao             $1.86  Poland         $0.79  United Kingdom  $0.25
Madasgascar       $3.25  Portugal       $0.75  Uruguay         $0.95
Malawi            $1.19  Qatar          $1.35  Vanuatu         $3.40
Malaysia          $1.20  Reunion Wand   $2.54  Vatican City    $0.70
Maldives          $2.96  Romania        $1.52  Venezuela       $0.52
Mali Republic     $2.45  Russia & Cis   $1.29  Vietnam         $2.03
Malta             $1.38  Rwanda         $2.43  Wallis & Fuhm   $3.04
Marshall Isl      $1.80  Saipan         $1.02  Westcm Sainoa   $1.62
Mauritania        $2.15  San Marino     $0.73  Yemen           $1.00
Mauritius         $2.30  Sao Tome       $1.91  Yugoslavia      $1.01
Mayotte Isi       $2.92  Saudia Arabia  $1.03  Zaim            $1.04
Micronesia        $1.72  Senegal        $1.56  Zainbia         $1.54
Monaco            $0.45  Seychelles     $2.81  Zimbabwe        $1.46
Mongolia          $3.49  Sierra Leone   $3.20  -----------------------
Montserrat        $1.14  Singapore      $0.39
Morrocco          $1.23  Solomon Isi    $1.81  -----------------------
Mozainbique       $1.53  South Africa   $0.79  InMarsals       Rate
Mustiquc          $1.20  Spain          $0.62  -----------------------
Myanmar           $3.75  Sri Lanka      $1.45  AtL-wtic        $8.75
Namibia           $1.23  St. Helena     $2.74  Indian          $9.00
Nauru             $1.79  St Kitts       $1.14  Pacific         $8.75
Nepal             $2.12  St Lucia       $0.82  -----------------------
Neterhlands       $0.38  St Pierre      $0.76
Neth Antilles     $0.40  St Vincent     $0.83
Nevis             $1.21  Suriname       $1.59
New Caledoma      $2.40  Swaziland      $1.36
New Zealand       $0.62  Sweden         $0.33
Nicamgua          $0.92  Switzerland    $0.36
Niger             $2.03  Syria          $2.00
Nigeria           $0.76  Taiwan         $0.57
Niue Island       $3.80  Tanzania       $1.52
Norfolk Island    $3.80  Tbailand       $0.92
Norway            $0.52  Togo           $1.60
Oman              $2.00  Tongo          $2.26
Pakistan          $1.45  Trinidad/-rob  $1.03
Palua             $2.54  Tunisia        $1.36
- ---------------------------------------------

                               LETTER OF AGENCY

I, the undersigned Customer, authorize, AMERICAN TELESOURCE @RNATIONAL (the "Carrier') to provide my long distance service and to act as my agent in all matters related to providing my long distance service for the telephone number(s) listed on this form. I understand that, I may only subscribe to one long distance carrier for outbound services for the listed telephone number(s), AMERICAN TELESOURCE INTERNATIONAL's name may appear on my local telephone company bill at the time my service begins, hter may be a charge from my local telephone company for subscribing my long distance service to Carrier, there may be a charge from my local telephone company should I decide to change my long distance carrier after my service begins, and I may be serviced and billed directly by AMERICAN TELESOURCE DMRNATIONAL with respect to my long distance service.

This Letter of Agency shall remain in effect until Customer signs a new Letter of Agency.

Telephone Numbers                 ___________________________

                                  ___________________________

                                  ___________________________


__________________________________      Customer's billing address and telephone
#:
(PRINT CUSTOMER'S NAME)                 ________________________________________

                                        ________________________________________

                                        ________________________________________











US Long Distance, Inc.             AMERICAN TELESOURCE INTERNATIONAL


BY:[SIGNATURER ILLEGIBLE]          BY: [SIGNATURE ILLEGIBLE]
   --------------------------          ----------------------------------------

MCP
11/08/94                                                               PAGE:   1
3:17PM
                           MEXICO DESTINATIONS WITH
                          BPRDER CROSSING POINTS AND
                                   RATE BAND

                                   BORDER
NPA-NXX    CITY, STATE        VNH-COORDINATES       RATE BAND      BORDER CITY
- -------    -----------      -------------------    -----------    -------------
521-210    TAMPICO TA MX    V: 09683   H: 04098        0816       LAREDO, TX
521-310    CDVICTO TA MX    V: 09683   H: 04098        0815       LAREDO, TX
521-400    CHIHUNU CH MX    V: 09232   H: 05655        0814       EL PASO, TX
521-611    CDJUARE CH MX    V: 09232   H: 05655        0811       EL PASO, TX
521-712    TORREON CO MX    V: 09683   H: 04098        0815       LAREDO, TX
521-811    DURANGO DU MX    V: 09683   H: 04098        0816       LAREDO, TX
522-232    PUEBLA PU  MX    V: 09683   H: 04098        0817       LAREDO, TX
522-299    VERACRZ VE MX    V: 09683   H: 04098        0817       LAREDO, TX
522-382    TEHUCAN PU MX    V: 09683   H: 04098        0817       LAREDO, TX
522-814    JALAPA VE  MX    V: 09683   H: 04098        0817       LAREDO, TX
522-972    SOLEDAD VE MX    V: 09683   H: 04098        0817       LAREDO, TX
523-222    PURTVRT JA MX    V: 09683   H: 04098        0817       LAREDO, TX
523-332    MANZANL CO MX    V: 09683   H: 04098        0817       LAREDO, TX
523-656    GUADAJR JA MX    V: 09683   H: 04098        0817       LAREDO, TX
524-639    QUERETR QU MX    V: 09683   H: 04098        0816       LAREDO, TX
524-712    LEON GU    MX    V: 09683   H: 04098        0816       LAREDO, TX
524-732    GUANAJT GU MX    V: 09683   H: 04098        0816       LAREDO, TX
524-810    SNLSPTS SA MX    V: 09683   H: 04098        0816       LAREDO, TX
524-914    AGULNTS AG MX    V: 09683   H: 04098        0816       LAREDO, TX
524-922    ZACATCS ZA MX    V: 09683   H: 04098        0816       LAREDO, TX
525-707    MEXICCY FE MX    V: 09683   H: 04098        0817       LAREDO, TX
526-212    HERMOSL SO MX    V: 09532   H: 06436        0814       NO GALES, AZ
526-623    TIJUANA LO MX    V: 09502   H: 07603        0811       LA MESA, CA
526-713    CULICAN SI MX    V: 09532   H: 06436        0816       NO GALES, AZ
526-781    MAZATIN SI MX    V: 09532   H: 06436        0817       NO GALES, AZ
526-815    LOSMCHS SI MX    V: 09532   H: 06436        0816       NO GALES, AZ
526-822    LA PAZ SO  MX    V: 09532   H: 06436        0816       NO GALES, AZ
527-212    TOLUCA MO  MX    V: 09683   H: 04098        0817       LAREDO, TX
527-313    CUERNAC MO MX    V: 09683   H: 04098        0817       LAREDO, TX
527-322    CUERNAC MO MX    V: 09683   H: 04098        0817       LAREDO, TX
527-480    ACAPLCO GU MX    V: 09683   H: 04098        0818       LAREDO, TX
527-712    PACHUCA HI MX    V: 09683   H: 04098        0817       LAREDO, TX
528-286    HIDALGO NU MX    V: 09683   H: 04098        0813       LAREDO, TX
528-300    MONTERY NU MX    V: 09683   H: 04098        0814       LAREDO, TX
528-410    SALTILL CO MX    V: 09683   H: 04098        0814       LAREDO, TX
528-712    NUEVLRD TA MX    V: 09683   H: 04098        0811       LAREDO, TX
528-910    MATAMRS TA MX    V: 09865   H: 03606        0811       BROWNSVILLE, TX
528-922    REYNOSA TA MX    V: 09879   H: 03764        0811       MISSION, TX
529-312    VILARMS TA MX    V: 09683   H: 04098        0818       LAREDO, TX
529-515    OAXACA OA  MX    V: 09683   H: 04098        0818       LAREDO, TX
529-816    CAMPECH CA MX    V: 09683   H: 04098        0818       LAREDO, TX
529-872    COZUMEL QU MX    V: 09683   H: 04098        0818       LAREDO, TX
529-883    CANCUN QU  MX    V: 09683   H: 04098        0818       LAREDO, TX
529-921    HERIDA YU  MX    V: 09683   H: 04098        0818       LAREDO, TX